2020 Annual Meeting of Shareholders

Emclaire Financial Corp

Parent company of: The Farmers National Bank of Emlenton

Presented by: William C. Marsh Chairman, President and Chief Executive Officer

Emlenton, Pennsylvania • April 22, 2020

Emclaire Financial Corp

Agenda & Contents

Questions may be submitted via the webinar or email to: investor.relations@farmersnb.com

Our Board of Directors



William C. Marsh
Chairman of the Board
President and Chief Executive Officer
Emclaire Financial Corp
Farmers National Bank



Milissa S. Bauer
Executive Vice President
Kriebel Companies



David L. Cox
Retired President
Emclaire Financial Corp
Farmers National Bank



James M. Crooks
President and Owner
F.L. Crooks Clothing Co., Inc.



Henry H. Deible
Retired President
Community First Bancorp, Inc.
Community First Bank



Henry H. Deible II
President and Owner
Forestland Investments, LLC



Robert W. Freeman
General Partner
Beaconfield Consulting Group, LLC



Mark A. Freemer, CPA
Chief Financial Officer
Varischetti Holdings, LP



Robert L. Hunter
Retired Chairman
Hunter Truck Sales and Service
Hunter Leasing



John B. Mason
Retired President
H.B. Beels & Sons, Inc.



Deanna K. McCarrier, CPA
Owner
McCarrier, CPAs



Nicholas D. Varischetti
Attorney
Burns White

Our Executive Management Team



William C. Marsh
Chairman of the Board
President and Chief Executive Officer



Amanda L. Engles
Senior Vice President
Chief Financial Officer



Eric J. Gantz
Senior Vice President
Chief Credit Officer



Aubery L. Guzzo
Senior Vice President
Chief Retail Banking Officer



Jerome F. Millin
Senior Vice President
Chief Technology Officer



Jennifer A. Poulsen
Senior Vice President
Chief Operating Officer



Robert A. Vernick
Senior Vice President
Chief Lending Officer

Legal

This presentation contains certain forward-looking statements and information relating to the Company that are based on the beliefs of management as well as assumptions made by and information currently available to management. These forward-looking statements relate to, among other things, expectations of the business environment in which we operate, projections of future performance, potential future credit experience, perceived opportunities in the market and statements regarding our mission and vision. Such statements reflect the current views of the Company with respect to future looking events and are subject to certain risks, uncertainties and assumptions. Should one or more of these risks or uncertainties materialize or should underlying assumptions prove incorrect, actual results may vary materially from those described herein as anticipated, believed, estimated, expected or intended. The Company does not intend to update these forward-looking statements.

NOTE: This presentation will be available online at www.emclairefinancial.com.

2019 Quick Recap

The Bank

- Integration of Community First employees and customers
- Solid growth and financial performance
- Strong core profitability
- Sound capital and credit quality
- Stable stock price; dividend returns
- Focus on processes and planning

The Environment

- Industry consolidation continues
- Relatively stable economy
- Low unemployment
- Stock market gains (DJIA +22.3%, NASDAQ +35.2%)
- Decreasing market interest rates – continued flat yield curve
- Modest regulatory relief

That was 2019, AND NOW....

2020 Economic Update

- Federal Reserve cuts target fed funds rate to 0.00%-0.25%
  - 50 bps on March 3
  - Additional 100 bps on March 15
- 10-year Treasury yield hit record low of 0.32% on March 8 (1.92% on December 31, 2019 – 0.77% on April 8, 2020)
- Stock market volatility / losses
  - Dow down 23% for Q1-20; worst quarter since Q4-1987
  - S&P 500 down 20% for Q1-20; worst quarter since Q4-2008
  - March was most volatile month on record for S&P 500, averaging daily moves of +/- 5%
- National unemployment rate increased
  - 3.8% in February to 4.5% in March
  - Estimates of 11-13% in near future

CORONAVIRUS (COVID-19) IMPACT

Bank Operations:

- Real-life business continuity and pandemic testing
- No furloughs or reduction in staff to date
- Operational Considerations
  - Social distancing and enhanced safety measures
  - Branches – Drive-thru and appointment only
  - Operations and administration – work from home, alternative locations and workspace distancing
  - Accelerated online deposit account opening
  - Certain ATMs accepting deposits
- Lending Considerations
  - Loan payment deferrals/loan forbearance
  - Enhanced monitoring for signs of credit deterioration in portfolios
  - Additional provision for loan losses

Coronavirus (COVID-19) Impact

Regulatory Changes:

- Families First Coronavirus Response (FFCR) Act includes:
  - leave for employees unable to work due to lack of childcare
  - paid sick leave for employees subject to quarantine or isolation orders, experiencing symptoms of coronavirus themselves or caring for family members
  - Tax credits for paid sick and paid family and medical leave
- Coronavirus Aid, Relief and Economic Security (CARES) Act includes:
  - Payroll Protection Program (PPP) provides $349 billion in forgivable loans to small businesses to cover payroll and other expenses
  - Forbearances on payments and moratorium on foreclosure and eviction procedures on federally backed mortgages
  - Suspends GAAP and regulatory rules related to COVID-19 loan modifications otherwise reportable as TDRs
  - FDIC granted broad discretion to guarantee noninterest-bearing accounts
  - Waived legal lending limit
  - Expanded unemployment insurance for workers including a $600 per week increase in benefits for up to four months and funds for self-employed
  - Recovery rebates for individual taxpayers
  - Payroll tax credits and payment deferrals

Coronavirus (COVID-19) Impact

Paycheck Protection Program (PPP) – As of 4/16:

- 173 loans approved or closed for $28.5 million
- 135 loans for $6.7 million waiting on additional funding
- Expected SBA fee income ~ $1.4 million
- Ability to fund through the Federal Reserve Bank's PPP Lending Facility with no impact on regulatory capital ratios

Loan Deferment/Forbearance – As of 4/16:

- Payment deferment for up to three months
- 258 loans totaling $44.8 million; represents 6.0% of total outstanding loan balance
  - Commercial – 107 loans totaling $24.3 million
  - Consumer – 151 loans totaling $20.5 million

Coronavirus (COVID-19) Impact

Long-term Impact:

- Uncertainty around timing and pace of recovery (health and economic)
- The longer the recovery obviously the bigger the impact on the Company and its balance sheet / operating results / strategies
- Continued monitoring of capital levels, expenditures and dividends
- Strong asset quality going into this unexpected crisis
- Profitability given further net interest margin pressure and possible resultant changes in credit quality
- Assess strategies accordingly

··· Strategic Overview ···

Three-pronged approach:

Acquisitions
- 2018 – Community First Bancorp, Inc.
- 2017 – Northern Hancock Bank & Trust Co.
- 2016 – United American Savings Bank

Denovo Offices
- 2016 – Aspinwall
- 2014 – Cranberry Township
- 2013 – St Marys

Organic Growth
- 10% average annual growth excluding acquisitions (2015 – 2019)

Establish strong balance sheet with basis for long-term, high-performing returns and net income.

Commentary

- Long-term pressure on community bank fundamentals has led to a multi-year consolidation of the industry
- Additional headwinds from increased capital requirements and increased technology costs have come into focus over the past several years driving a multi-year boom in M&A
- Despite increased optimism for economic growth and regulatory reform, we expect this trend to continue

Net Interest Margin (%)(1)



4.60
4.40
4.20
4.00
3.80
3.60
3.40
1990
1994
1998
2002
2006
2010
2014
2018
3.99
Historical Average
3.66

Efficiency Ratio



75
70
65
60
55
50
45
1990
1994
1998
2002
2006
2010
2014
2018
66.97
55.92
Banks <$1B
Banks >$5B

Long Term Consolidation Trends



16,000
13,000
10,000
7,000
4,000
# of Banks
8.00%
6.00%
4.00%
2.00%
0.00%
# of Banks Acquired Annually
4.16%
3.72%
5,070
1990
1994
1998
2002
2006
2010
2014
2018
Banks
% Acquired Annually
Average

Emclaire Financial Corp

102% Asset Growth – 12/31/2009 to 3/31/2020


Total Assets & Deposits (in Millions)
Loans, net (in Millions)
$1,000
$900
$800
$700
$600
$500
$400
$300
$200
$800
$750
$700
$650
$600
$550
$500
$450
$400
$350
$300
$250

	12/31/2009	12/31/2010	12/31/2011	12/31/2012	12/31/2013	12/31/2014	12/31/2015	12/31/2016	12/31/2017	12/31/2018	12/31/2019	3/31/2020
Total Assets	$468	$482	$492	$509	$526	$582	$601	$692	$750	$899	$915	$944
Deposits	385	410	416	432	432	502	490	585	655	762	787	783
Loans, net	293	306	313	334	352	380	430	516	578	709	695	735

Emclaire Financial Corp

OUR FRANCHISE



Crawford
Mercer
Venango
Clarion
Elk
Jefferson
Clearfield
Butler
Allegheny
Hancock WV
Corporate Headquarters and Main Banking Office
Banking Office

Pennsylvania:

- Aspinwall
- Brookville
- Butler
- Clarion
- Cranberry Township
- DuBois
- East Brady
- Eau Claire
- Emlenton
- Grove City
- Knox
- Pittsburgh
- Punxsutawney
- Reynoldsville
- Ridgway
- Seneca
- St. Marys
- Sykesville
- Titusville

West Virginia:

- Chester

··· Financial Performance ···

Financial Performance

As Reported (Dollar amounts in thousands, except per share data)

Balance Sheet:	*As of the year ended December 31,*				
	2019	**2018**	**2017**	**2016**	**2015**
Total assets	$ 915,296	$ 898,875	$ 750,084	$ 692,135	$ 600,595
Loans receivable, net	695,348	708,664	577,738	515,435	429,891
Deposits	787,124	761,546	654,643	584,940	489,887
Borrowed funds	28,550	45,350	26,000	44,000	49,250
Stockholders' equity	85,858	80,008	59,091	54,073	52,839
Stockholders' equity per common share	$30.14	$28.09	$26.02	$25.12	$24.64
Tangible stockholders' equity per common share	$22.50	$20.35	$21.28	$20.08	$22.67
Market value per common share	$32.53	$30.34	$30.35	$29.25	$24.00
Price to tangible book	144.6%	149.1%	142.6%	145.7%	105.9%
Common shares outstanding	2,708,712	2,698,712	2,271,139	2,152,358	2,144,808

Since December 31, 2015

- 52% asset growth
- 62% loan growth
- 62% increase in equity

Financial Performance

As Reported (Dollar amounts in thousands, except per share data)

	For the year ended December 31,				
Income Statement:	**2019**	**2018**	**2017**	**2016**	**2015**
Net interest income	$ 28,062	$ 25,576	$ 21,907	$ 19,480	$ 17,747
Noninterest income	4,391	4,208	5,022	3,655	4,094
Net income	7,954	4,211	4,277	3,986	4,154
Diluted earnings per common share	$2.86	$1.72	$1.93	$1.85	$2.05
Cash dividends per common share	$1.16	$1.12	$1.08	$1.04	$0.96
Return on average assets	0.88%	0.53%	0.59%	0.60%	0.70%
Return on average equity	9.50%	6.56%	7.52%	7.32%	7.89%
Return on average common equity	9.77%	6.52%	7.52%	7.32%	8.34%
Dividend payout ratio	40.29%	64.62%	55.49%	56.00%	46.65%
Net interest margin	3.35%	3.47%	3.29%	3.23%	3.33%
Non-performing assets to total assets	0.34%	0.42%	0.56%	0.52%	0.54%
Efficiency ratio	67.39%	77.99%	71.49%	72.78%	73.67%

- Strong growth in net interest income despite margin pressure (58% growth)
- ROAA and ROAE in 2016 were adversely impacted by merger costs and costs related to the opening of the Aspinwall office
- ROAA and ROAE in 2017 were adversely impacted by an $827,000 tax provision related to the Tax Cuts and Jobs Act of 2017
- ROAA and ROAE in 2018 were adversely impacted by merger costs
- Continued annual increase in common dividend (increased quarterly dividend to $0.30 per share in 2020)

Financial Performance 2019 vs. 2018

In $000's, except per share data	2019	2018	% Change
	For the years ended December 31,		
Net interest income	**28,062**	**25,576**	**9.7%**
Provision for loan losses	715	1,280	-44.1%
Noninterest income	4,391	4,208	4.3%
Noninterest expense	22,122	23,660	-6.5%
Net income before taxes	9,616	4,844	98.5%
Provision for taxes	1,662	633	162.6%
Net income	7,954	4,211	88.9%
Preferred stock dividends	182	91	100.0%
Net income available to shareholders	7,772	4,120	88.6%
Earnings per common share, fully diluted	$2.86	$1.72	66.3%
Return on average assets	0.88%	0.53%	
Return on average common equity	9.77%	6.52%	
Dividend payout ratio	40.29%	64.62%	
Yield on earning assets	4.31%	4.19%	
Cost of funds	1.00%	0.75%	
Net interest margin, fully taxable equivalent	3.35%	3.47%	
Efficiency ratio	67.39%	77.99%	

- \+ Net interest income growth:
  - \+ $78.9 million increase in average loans outstanding
  - \+ 13 bp increase in yield on loans
  - \- $61.1 million increase in interest-bearing deposits
  - \- 25 bp increase in cost of funds
- \+ Provision for loan losses – decrease driven by runoff in the loan portfolio and improved asset quality
- \+ Noninterest income – increases in gains on sales of securities and loans; increase in fee income resulting from full-year operation of acquired branches
- \+ **Noninterest expense - $3.6 million in merger expenses recognized in 2018**
- * 2018 net income without merger consideration - $6.2 million or $2.62 per share

FINANCIAL PERFORMANCE

ASSET QUALITY

Asset Quality Metrics In $000's	As of 12/31/2019	12/31/2018	12/31/2017	12/31/2016	12/31/2015	12/31/2014
Total delinquency (> 30 days)	**$10,643**	**$14,642**	**$8,071**	**$5,841**	**$3,183**	**$4,413**
Nonperforming assets:						
Total nonperforming loans	$2,907	$3,028	$3,693	$3,322	$3,069	$6,942
Repossessed assets & OREO	249	714	492	291	160	124
Total nonperforming assets	**$3,156**	**$3,742**	**$4,185**	**$3,613**	**$3,229**	**$7,066**
Nonperforming assets / assets	0.34%	0.42%	0.56%	0.52%	0.54%	1.21%
Criticized and classified assets	**$17,037**	**$22,870**	**$14,822**	**$12,826**	**$7,964**	**$12,592**
Allowance for loan losses	$6,556	$6,508	$6,127	$5,545	$5,205	$5,224
Allowance / loans	0.93%	0.91%	1.05%	1.06%	1.20%	1.36%
Allowance / nonperforming loans	225.52%	214.93%	165.93%	166.92%	169.60%	75.25%
Charge-offs:						
Net Charge-offs / average loans	0.09%	0.14%	0.06%	0.06%	0.10%	0.10%

- Of $2.9 million in remaining nonperforming loans, the largest three loans represent 25% ($716,000).
- Of 7,965 loans outstanding at 12/31/2019, 51 (0.6%) were nonperforming.
- Acquired problem loans – 28 loans totaling $2.3 million.

FINANCIAL PERFORMANCE   NONPERFORMING ASSETS

Source: SNL Financial


Nonperforming Assets to Total Assets
1.75%
1.50%
1.25%
1.00%
0.75%
0.50%
0.25%
0.00%
1.52%
1.19%
1.00%
1.04%
0.76%
0.72%
1.21%
0.54%
0.52%
0.56%
0.42%
0.34%
12/31/2014
12/31/2015
12/31/2016
12/31/2017
12/31/2018
12/31/2019
Peer Group
Emclaire Financial Corp

Peer Group includes the following local competitors: Mid Penn Bank, NexTier Bank, , Riverview Bank, 1st Summit Bank, Standard Bank, Kish Bank, Dime Bank, Jonestown Bank & Trust , Mars Bank and Mercer County State Bank.

Average assets of peer group = $991 million.

FINANCIAL PERFORMANCE Q1-2020 BALANCE SHEET

($'s in thousands, except share data)	March 31, 2020	December 31, 2019	December 31, 2018
Assets:	*Unaudited*	*Audited*	*Audited*
• Cash	$ 19,525	$ 24,684	$ 17,693
• Investments	113,940	120,126	97,725
• Loans receivable, net	734,730	695,348	708,664
• Other (intangible assets of $20,665, $20,707 and $20,871)	76,039	75,138	74,793
Total Assets	**$ 944,234**	**$ 915,296**	**$ 898,875**
Liabilities:			
• Deposits	$ 782,716	$ 787,124	$ 761,546
• Borrowed funds	60,550	28,550	45,350
• Other	13,423	13,764	11,971
Total Liabilities	856,689	829,428	818,867
Stockholders' Equity	**87,545**	**85,858**	**80,008**
Total Liabilities and Equity	**$ 944,234**	**$ 915,296**	**$ 898,875**
Tangible book value per common share	$23.14	$22.50	$20.35

Financial Performance Q1-2020 vs. Q1-2019

In $000's, except per share data (unaudited)	2020	2019	% Change
	For the 3 months ended March 31,		
Net interest income	**$6,690**	**$7,220**	**-7.3%**
Provision for loan losses	792	180	**340.0%**
Noninterest income	1,025	1,057	**-3.0%**
Noninterest expense	5,490	5,559	**-1.2%**
Net income before taxes	1,433	2,538	**-43.5%**
Provision for taxes	243	456	**-46.7%**
Net income	**$1,190**	**$2,082**	**-42.8%**
Earnings per common share, fully diluted	$0.44	$0.77	**-42.9%**
Return on average assets	0.52%	0.95%	
Return on average common equity	5.75%	11.05%	
Yield on earning assets	4.18%	4.44%	
Cost of funds	1.08%	0.90%	
Net interest margin, fully taxable equivalent	3.15%	3.57%	
Efficiency ratio	68.29%	66.23%	

- Net interest income decline:
  - \+ $12.3 million increase in average loans outstanding
  - \- 25 bp decrease in yield on loans
  - \- $25.1 million increase in interest-bearing deposits
  - \- 18 bp increase in cost of funds
- Provision for loan losses – increase driven by $40.0 million loan growth in Q1-20 and economic concerns amid COVID-19
- Noninterest income – decrease in overdraft fees partially offset by increase in gains on the sale of securities

\+ Noninterest expense – expense management

. . . Stock Performance . . .

STOCK PERFORMANCE


20
10
0
-10
-20
-30
-40
Price Change (%)
Mar '19
May '19
Jul '19
Sep '19
Nov '19
Jan '20
Mar '20
S&P 500 Bank
NASDAQ Bank
EMCF-US

Last 12 months (LTM):

- $30.80 (3/31/2019) to $23.47 (3/31/2020)
- Outperformed the S&P 500 index & Nasdaq Bank index
- Dividends earned during the period = $1.17

✓ **Total return = (20.0%)**

✓ **Stock price appreciation (LTM) = (23.8%)**

5 Year:

- $25.10 (3/31/2015) to $23.47 (3/31/2020)
- Outperformed the Nasdaq Bank index
- Dividends earned during the period = $5.42

✓ **Total return = 15.1%**

✓ **Stock price appreciation = (6.5%)**

… Looking Ahead …

Strategic Elements for Success

Capital
Monitor • Protect • Achieve

Franchise
Seek • Promote • Expand

Systems and Technology
Accessible • Innovative • Secure

Risk Management
Quantify • Assess • Mitigate

People
Motivate • Develop • Retain

We have the resources to execute our strategies and provide value to our shareholders as a community bank headquartered in Emlenton, Pennsylvania.

Q&A Session

Questions and Answers



Special Thank You

Administrative Professionals Day



2020 Annual Meeting of Shareholders

Emclaire Financial Corp

Parent company of: The Farmers National Bank of Emlenton

Presented by: William C. Marsh Chairman, President and Chief Executive Officer
Emlenton, Pennsylvania • April 22, 2020

Closing and Thank You



FARMERS NATIONAL BANK

Thank you for your continued confidence and support!